UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On August 3, 2023, the Board of Directors (the “Board”) of Jack in the Box Inc. (the “Company”) approved Amended and Restated Bylaws for the Company (the “Bylaws”), effective as of that date.

Amendments contained in the Bylaws include (i) requiring that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for the exclusive use by the Board; (ii) removing the requirement of producing and keeping a voting list at the time and place of each meeting of stockholders; (iii) clarifying that a stockholder’s notice to the Company must include a representation as to whether the proponent intends to solicit proxies from the required number of the Company’s voting shares in support of its proposal in accordance with and as required by Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, and whether it intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s voting shares required to approve or adopt the proposal or elect the nominee; and (iv) removing required indemnification for the Company’s agents and employees and instead making such indemnification at the Board’s discretion.  The Bylaws also include certain administrative and clarifying changes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Jack in the Box Inc., effective as of August 3, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

Date: August 7, 2023	/s/ Darin Harris
Darin Harris
Executive Vice President, Chief Executive Officer